UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 10, 2023 (April 6, 2023)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange
0.50% Exchangeable Senior Bonds due 2023	RIG/23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information included under Item 5.03 is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2023, the Articles of Association of Transocean Ltd. (the “Company”) were amended (as amended, the “Articles of Association”) to reflect changes in the Company’s total issued share capital resulting from the issuance of 34,600,147 shares of the Company (the “Treasury Shares”) to one of the Company’s wholly-owned subsidiaries at par value for a total consideration of CHF 3,460,014.70. The issuance of the Treasury Shares is exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering. The Company’s Articles of Association now reflect a share capital of CHF 83,184,490.00 divided into 831,844,900 fully paid registered shares.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01Other Events.

As part of the Company’s ongoing efforts to reduce debt, one of the Company’s wholly-owned subsidiaries entered into an agreement with a holder of U.S. $213,367,000 principal amount of Transocean Inc. 2.5% senior guaranteed exchangeable bonds due 2027 (the “2.5% Exchangeable Bonds”), pursuant to which the holder agreed to exercise its rights to exchange all of its 2.5% Exchangeable Bonds for shares of the Company in accordance with the terms of that certain Indenture, date August 14, 2020, by and among Transocean Inc., the guarantors party thereto and Computershare Trust Company, N.A., as successor trustee to Wells Fargo Bank, National Association (the “Indenture”), in exchange for nominal cash consideration. Upon the holder’s exercise of its rights to exchange its 2.5% Exchangeable Bonds, the Company expects to issue 34,600,147 shares to the holder, which is consistent with the number of Company shares issuable to the holder in accordance with the applicable exchange rate reflected in the Indenture.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: April 10, 2023	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person